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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 31, 2001.

                               National City Bank
           ----------------------------------------------------------
           (Originator of the National City Credit Card Master Trust)
                                on behalf of the
                     National City Credit Card Master Trust
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                   333-43570                    34-0420310
-------------------------------   -------------------------  ----------------------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
Incorporation)                                                Identification Number)

          1900 East 9th Street
              Cleveland, Ohio                                      44114
--------------------------------------                         ---------------
(Address of Principal Executive Office)                           (Zip Code)



Registrant's telephone number, including area code (216) 575-2000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                                         3

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On January 31, 2001 the National City Credit Card Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2001-1 and its Class B Floating Rate Asset Backed Certificates, Series 2001-1

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as an Exhibit to this Report under
                  Exhibit 4.1.

         Exhibit 4.1 Series 2001-1 Supplement dated January 31, 2001.

Item 8.           Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the National City Bank on behalf of the National City Credit Card Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL CITY CREDIT CARD MASTER TRUST

                                         BY: NATIONAL CITY BANK

                                         By: /s/ Robert B. Crowl
                                            --------------------------
                                         Name: Robert B. Crowl
                                         Title:  Senior Vice President


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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION

4.1      Series 2001-1 Supplement dated January 31, 2001.





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